UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-04345)

Exact name of registrant as specified in charter:	Putnam Tax Free Income Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	July 31, 2022

Date of reporting period:	August 1, 2021 – January 31, 2022

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam Strategic Intermediate Municipal Fund

Semiannual report
1 | 31 | 22

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PPNAX

Putnam
Strategic Intermediate
Municipal Fund

Semiannual report
1 | 31 | 22

Message from the Trustees

March 10, 2022

Dear Fellow Shareholder:

Financial markets have been bumpy in recent months. Investors are weighing the risks of rising inflation, changes in Federal Reserve policy, the latest Covid-19 variants, and the global impact of the Russia-Ukraine conflict.

Despite new uncertainties, the fundamental backdrop remains encouraging, in our view. Employment levels have been improving and may strengthen should Covid cases continue to decline. Businesses continue to adapt and show resilience.

In times like these, it’s worth remembering the benefits of staying focused on your long-term financial goals. At Putnam, professional, active investors are working for you. They are monitoring risks while looking for strong potential investments for your fund. Please read the interview with your fund manager(s) in the following pages.

As always, thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. Performance for class A shares before their inception (9/20/93) is derived from the historical performance of class B shares. See page 3 and pages 8–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

Before August 28, 2020, the fund was managed with a materially different investment strategy and may have achieved materially different performance results under its current investment strategy from that shown for periods before this date.

Returns for periods of less than one year are not annualized.

All Bloomberg indices are provided by Bloomberg Index Services Limited. Lipper peer group average provided by Lipper, a Refinitiv company.

* The Bloomberg Municipal Bond - Bloomberg 3-15 Year Blend Municipal Bond Linked Benchmark represents performance of the Bloomberg Municipal Bond Index from inception date of the fund, September 9, 1985, through August 27, 2020, and performance of the Bloomberg 3-15 Year Blend Municipal Bond Index from August 28, 2020, and thereafter.

† The fund’s primary benchmark, the Bloomberg 3-15 Year Blend Municipal Bond Index, was introduced on 1/31/90, which post-dates the inception of the fund.

2 Strategic Intermediate Municipal Fund

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 1/31/22. See page 2 and pages 8–11 for additional fund performance information. Index descriptions can be found on pages 14–15.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

Strategic Intermediate Municipal Fund 3

Garrett, how was the market for intermediate-term municipal bonds during the reporting period?

Intermediate-term municipal bonds encountered headwinds due to rising interest rates and surging inflation. January 2022 was an especially challenging month for the asset class, with the negative performance prompting investors to withdraw investments from municipal bond funds. The Bloomberg 3-15 Year Blend Municipal Bond Index [the fund’s primary benchmark] return was –2.63% for the month. January 2022 was the fourth-largest negative monthly return over the last 10 years. For the six months ended January 31, 2022, the fund’s primary benchmark return was –3.08%.

To counter inflationary pressures, the Federal Reserve announced it would begin reducing its monthly bond purchases of U.S. Treasuries and mortgage-backed securities in November 2021. Minutes from the Fed’s meeting in December  2021 acknowledged that an environment of strong growth and high inflation could lead to a faster pace of policy rate normalization. At its January 2022 meeting, the Fed indicated it was on track to initiate the first in a series of rate hikes in March 2022 to moderate inflation.

Municipal credit fundamentals have improved significantly on the heels of a stronger U.S. economic environment and sizable fiscal aid. State and local tax collections remain strong. A Pew Charitable Trust report found state pensions are in their best condition in 10 years. The American

4 Strategic Intermediate Municipal Fund

Allocations are shown as a percentage of the fund’s net assets as of 1/31/22. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the timing of matured security transactions, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Credit qualities are shown as a percentage of the fund’s net assets as of 1/31/22. A bond rated BBB or higher (SP-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings may vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

Strategic Intermediate Municipal Fund 5

Rescue Plan, which provided $350 billion in aid to state and local governments in the spring of 2021, coupled with the rebound in the U.S. economy, has allowed state budgets to outperform forecasts. Lastly, the Infrastructure Investment and Jobs Act, signed into law in November 2021, will likely be positive for many municipal borrowers. Federal grants for these projects should reduce the need for municipal borrowers to issue debt to cover essential services such as repairing roads and bridges, funding new broadband and climate initiatives, and modernizing the power grid. This could increase fiscal flexibility for these municipalities while avoiding higher tax burdens.

How did the fund perform during the period?

For the six months ended January 31, 2022, the fund outperformed its primary benchmark and the Bloomberg Municipal Bond - Bloomberg 3-15 Year Blend Municipal Bond Linked Benchmark, the fund’s secondary benchmark. The fund also outperformed the average return of its Lipper peer group, Intermediate Municipal Debt Funds.

What strategies or holdings influenced the fund’s performance during the period?

We saw very little opportunity in the highly rated segments of the municipal bond market given valuations. We decreased the portfolio’s exposure to the highest-quality bonds and to the most interest-rate-sensitive segments of the market. We invested the sale proceeds in more attractively priced investments at the lower end of the investment-grade spectrum. This resulted in an overweight exposure to bonds rated A and BBB relative to the fund’s Lipper peer group for much of the period. From a sector- or industry-positioning perspective, we favored charter school, hospital, and continuing-care retirement facility bonds relative to the fund’s Lipper peer group.

For yield curve positioning, we saw more opportunity on the longer end of the intermediate-term curve, that is, municipal bonds with maturities of 12 to 15 years. In our view, these bonds were less sensitive to the direct impact of tightening monetary policy. We subsequently reduced the fund’s overweight to the longer end of the curve. The fund’s duration positioning migrated between neutral and a short position during the period depending on valuations and market sentiment. [Duration is a measure of the funds’ interest-rate sensitivity.] At period-end, the fund was slightly short relative to its Lipper peers.

The fund’s exposure to state and local governments was limited to those with diverse tax bases and the ability to enact broad revenue enhancements or expense cuts. As part of our strategy for state debt, the fund held an overweight exposure to Illinois relative to the Lipper peer group. We believe Illinois’s financial profile continues to stabilize, and its flexibility and credit fundamentals have improved since the onset of the Covid-19 pandemic in the United States.

We remain cautious about investing in bonds issued by Puerto Rico due to what we believe are its seemingly fragile economy, weak demographic trends, poor-quality infrastructure, volatile political environment, and history of fiscal mismanagement. As such, the fund remained underweight in its exposure to uninsured Puerto Rico municipal debt relative to its Lipper peer group. We continue to monitor Puerto Rico’s ongoing restructuring efforts for potential opportunities.

How did you use derivatives during the period?

We utilized swaps to hedge or gain exposure to interest-rate and term structure risk and to hedge or gain exposure to inflation. Additionally, we used futures to hedge treasury term structure risk and yield curve positioning.

What is your outlook for the municipal bond market for the coming months?

Higher-than-expected inflation and a strong labor report during the opening weeks of 2022 have seemingly cemented the Fed’s pivot to a more hawkish stance. The market has quickly repriced to reflect expectations for a faster

6 Strategic Intermediate Municipal Fund

pace of policy normalization. We think the Fed will increase its policy rate at the March 2022 meeting and begin reducing its balance sheet shortly thereafter. We believe the Fed is likely to continue on its path of policy normalization throughout 2022 and into 2023, raising short-term rates and shrinking its balance sheet. This process could contribute to heightened market volatility but also present investors with attractive opportunities.

We expect pandemic-related supply chain pressures will begin to ease, and U.S. economic activity will slow in the second half of 2022. The combination could contribute to slower growth and lower inflation, which could lead to a slower pace of policy normalization than is currently priced in, in our view.

Municipal bonds had a difficult start to 2022, as positive seasonal factors waned, fund flows turned negative, and the market adjusted to a quicker pace of policy normalization. However, municipal credit fundamentals remain strong, in our view, and we expect continued strength as the economy recovers from the pandemic. As such, we believe the credit outlook is currently the most favorable factor supporting the asset class.

In our view, the technical environment is likely to remain challenged in the coming months as we head into a historically weak seasonal period around tax-filing time. However, valuations at this level are more attractive, and future returns look more promising for longer-term investors, in our opinion.

Thank you, Garrett, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the timing of matured security transactions, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Strategic Intermediate Municipal Fund 7

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended January 31, 2022, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Before August 28, 2020, the fund was managed with a materially different investment strategy and may have achieved materially different performance results under its current investment strategy from that shown for periods before this date. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R6 and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 1/31/22

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (9/20/93)
Before sales charge	5.48%	37.28%	3.22%	19.21%	3.58%	12.09%	3.88%	–0.92%	–2.53%
After sales charge	5.37	31.78	2.80	14.44	2.73	7.60	2.47	–4.88	–6.43
Class B (9/9/85)
Before CDSC	5.48	30.67	2.71	15.51	2.93	9.99	3.22	–1.56	–2.87
After CDSC	5.48	30.67	2.71	13.55	2.57	7.02	2.29	–6.36	–7.62
Class C (7/26/99)
Before CDSC	5.45	29.07	2.58	14.69	2.78	9.46	3.06	–1.73	–3.01
After CDSC	5.45	29.07	2.58	14.69	2.78	9.46	3.06	–2.69	–3.97
Class R6 (5/22/18)
Net asset value	5.39	40.51	3.46	20.61	3.82	12.92	4.13	–0.72	–2.46
Class Y (1/2/08)
Net asset value	5.39	40.50	3.46	20.60	3.82	12.88	4.12	–0.74	–2.47

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 4.00% sales charge levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R6 and Y shares have no initial sales charge or CDSC. Performance for class A, C, and Y shares before their inception is derived from the historical performance of class B shares, adjusted for the applicable sales charge (or CDSC) and, for class C shares, the higher operating expenses for such shares. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B and C share performance reflects conversion to class A shares after eight years.

8 Strategic Intermediate Municipal Fund

Comparative index returns For periods ended 1/31/22

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Bloomberg 3-15 Year
Blend Municipal	—	31.89%	2.81%	16.44%	3.09%	9.30%	3.01%	–2.22%	–3.08%
Bond Index *
Bloomberg Municipal
Bond - Bloomberg
3-15 Year Blend	6.09%	36.02	3.12	17.65	3.30	10.06	3.25	–2.22	–3.08
Municipal Bond
Linked Benchmark†
Lipper Intermediate
Municipal Debt Funds	4.02	26.53	2.37	14.82	2.80	9.12	2.95	–1.63	–2.87
category average‡

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

Lipper peer group average provided by Lipper, a Refinitiv company.

* The fund’s primary benchmark, the Bloomberg 3-15 Year Blend Municipal Bond Index, was introduced on 1/31/90, which post-dates the inception of the fund.

† The Bloomberg Municipal Bond - Bloomberg 3-15 Year Blend Municipal Bond Linked Benchmark represents performance of the Bloomberg Municipal Bond Index from inception date of the fund, September 9, 1985, through August 27, 2020, and performance of the Bloomberg 3-15 Year Blend Municipal Bond Index from August 28, 2020, and thereafter.

‡ Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 1/31/22, there were 220, 213, 191, 160, 117, and 27 funds, respectively, in this Lipper category.

Strategic Intermediate Municipal Fund 9

Fund price and distribution information For the six month period ended 1/31/22

Distributions	Class A		Class B	Class C	Class R6	Class Y
Number	6		6	6	6	6
Income[1]	$0.100996		$0.057544	$0.044088	$0.121709	$0.120198
Capital gains[2]
Long-term gains	0.132500		0.132500	0.132500	0.132500	0.132500
Short-term gains	0.135000		0.135000	0.135000	0.135000	0.135000
Total	$0.368496		$0.325044	$0.311588	$0.389209	$0.387698
	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	value	value
7/31/21	$15.37	$16.01	$15.39	$15.43	$15.39	$15.39
1/31/22	14.62	15.23	14.63	14.66	14.63	14.63
	Before	After	Net	Net	Net	Net
Current rate	sales	sales	asset	asset	asset	asset
(end of period)	charge	charge	value	value	value	value
Current dividend rate[3]	1.31%	1.25%	0.69%	0.54%	1.57%	1.56%
Taxable equivalent[4]	2.21	2.11	1.17	0.91	2.65	2.64
Current 30-day
SEC yield (with
expense limitation)[5]	N/A	0.49	–0.12	–0.27	0.78	0.77
Taxable equivalent[4]	N/A	0.83	N/A	N/A	1.32	1.30

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

4 Assumes maximum 40.80% federal tax rate for 2021. Results for investors subject to lower tax rates would not be as advantageous.

5 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

10 Strategic Intermediate Municipal Fund

Fund performance as of most recent calendar quarter Total return for periods ended 12/31/21

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (9/20/93)
Before sales charge	5.56%	44.13%	3.72%	22.59%	4.16%	15.29%	4.86%	2.27%	0.21%
After sales charge	5.44	38.36	3.30	17.68	3.31	10.68	3.44	–1.82	–3.80
Class B (9/9/85)
Before CDSC	5.56	37.19	3.21	18.86	3.52	13.20	4.22	1.67	–0.08
After CDSC	5.56	37.19	3.21	16.86	3.16	10.20	3.29	–3.28	–4.97
Class C (7/26/99)
Before CDSC	5.53	35.51	3.09	18.01	3.37	12.66	4.05	1.50	–0.17
After CDSC	5.53	35.51	3.09	18.01	3.37	12.66	4.05	0.51	–1.15
Class R6 (5/22/18)
Net asset value	5.46	47.52	3.96	24.03	4.40	16.07	5.09	2.48	0.28
Class Y (1/2/08)
Net asset value	5.46	47.50	3.96	24.02	4.40	16.10	5.10	2.45	0.27

See the discussion following the fund performance table on page 8 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class R6	Class Y
Total annual operating expenses for the fiscal
year ended 7/31/21*	0.85%	1.45%	1.60%	0.59%	0.60%
Annualized expense ratio for the six-month
period ended 1/31/22	0.83%	1.43%	1.58%	0.57%	0.58%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Restated to reflect current fees.

Strategic Intermediate Municipal Fund 11

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 8/1/21 to 1/31/22. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class R6	Class Y
Expenses paid per $1,000*†	$4.13	$7.11	$7.85	$2.84	$2.89
Ending value (after expenses)	$974.70	$971.30	$969.90	$975.40	$975.30

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/22. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (184); and then dividing that result by the number of days in the year (365).

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 1/31/22, use the following calculation method. To find the value of your investment on 8/1/21, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class R6	Class Y
Expenses paid per $1,000*†	$4.23	$7.27	$8.03	$2.91	$2.96
Ending value (after expenses)	$1,021.02	$1,018.00	$1,017.24	$1,022.33	$1,022.28

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/22. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period (184); and then dividing that result by the number of days in the year (365).

12 Strategic Intermediate Municipal Fund

Consider these risks before investing

Capital gains, if any, are taxable for federal and, in most cases, state purposes. Income from federally tax-exempt funds may be subject to state and local taxes. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. The fund may invest significantly in particular segments of the tax-exempt debt market, making it more vulnerable to fluctuations in the values of the securities it holds than a fund that invests more broadly. Interest the fund receives might be taxable.

The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings.

Our investment techniques, analyses, and judgments may not produce the outcome we intend. The investments we select for the fund may not perform as well as other securities that we do not select for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could have a negative effect on the fund. You can lose money by investing in the fund.

Strategic Intermediate Municipal Fund 13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions. They are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg 3-15 Year Blend Municipal Bond Index is an unmanaged index composed of investment-grade municipal securities ranging from 2 and 17 years in maturity.

Bloomberg Municipal Bond - Bloomberg 3-15 Year Blend Municipal Bond Linked Benchmark represents the performance of the Bloomberg Municipal Bond Index from the inception date of the fund, September 9, 1985, through August 27, 2020, and the performance of the Bloomberg 3-15 Year Municipal Bond Index from August 28, 2020, and thereafter.

Bloomberg Municipal Bond Index is an unmanaged index of long-term, fixed-rate, investment-grade tax-exempt bonds.

14 Strategic Intermediate Municipal Fund

Bloomberg U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500® Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

BLOOMBERG®  is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper, a Refinitiv company, is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Strategic Intermediate Municipal Fund 15

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single notice of internet availability, or a single printed copy, of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2021, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of January 31, 2022, Putnam employees had approximately $537,000,000 and the Trustees had approximately $79,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16 Strategic Intermediate Municipal Fund

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Strategic Intermediate Municipal Fund 17

The fund’s portfolio 1/31/22 (Unaudited)

Key to holding’s abbreviations

AGM Assured Guaranty Municipal Corporation
BAM Build America Mutual
G.O. Bonds General Obligation Bonds
NATL National Public Finance Guarantee Corporation
PSFG Permanent School Fund Guaranteed
VRDN Variable Rate Demand Notes, which are floating-rate securities with long-term maturities that carry coupons that reset and are payable upon demand either daily, weekly or monthly. The rate shown is the current interest rate at the close of the reporting period. Rates are set by remarketing agents and may take into consideration market supply and demand, credit quality and the current SIFMA Municipal Swap Index rate, which was 0.06% as of the close of the reporting period.

MUNICIPAL BONDS AND NOTES (99.5%)*	Rating**	Principal amount	Value
Alabama (0.5%)
Jefferson, Cnty. Rev. Bonds, (Refunding warrants)
5.00%, 9/15/34	AA	$1,075,000	$1,260,176
5.00%, 9/15/33	AA	125,000	146,444
			1,406,620
Alaska (1.2%)
AK State Indl. Dev. & Export Auth. Rev. Bonds, (Tanana Chiefs Conference), Ser. A
4.00%, 10/1/39	A+/F	2,445,000	2,727,132
4.00%, 10/1/38	A+/F	555,000	619,871
			3,347,003
Arizona (2.6%)
AZ State Indl. Dev. Auth. Rev. Bonds, (Equitable School Revolving Fund), Ser. A
5.00%, 11/1/38	A	1,110,000	1,307,229
5.00%, 11/1/36	A	1,235,000	1,456,967
5.00%, 11/1/34	A	1,000,000	1,184,622
Glendale, Indl. Dev. Auth. Sr. Living Fac. Rev. Bonds, (Royal Oaks Life Care Cmnty.)
4.00%, 5/15/31	BBB−/F	1,000,000	1,053,144
4.00%, 5/15/29	BBB−/F	1,000,000	1,057,527
Salt Verde, Fin. Corp. Gas Rev. Bonds, 5.50%, 12/1/29	A3	1,000,000	1,243,699
			7,303,188
California (4.9%)
CA Cmnty. Hsg. Agcy. Essential Hsg. 144A Rev. Bonds, (Aster Apt.), Ser. A-1, 4.00%, 2/1/56	BB+/P	250,000	251,770
CA Hsg. Fin. Agcy. Muni. Certif. Rev. Bonds, Ser. 21-1, Class A, 3.50%, 11/20/35	BBB+	913,950	994,125
CA State Enterprise Dev. Auth. Student Hsg. Rev. Bonds, (Provident Group-SDSU Properties, LLC), Ser. A, 5.00%, 8/1/28	Baa3	150,000	179,308
CA State Infrastructure & Econ. Dev. Bank
Mandatory Put Bonds (6/1/26), (Museum Associates), 0.76%, 12/1/50	A3	1,000,000	1,010,521
Mandatory Put Bonds (8/1/24), (CA Academy of Sciences), 0.41%, 8/1/47	A2	1,500,000	1,501,698

18 Strategic Intermediate Municipal Fund

MUNICIPAL BONDS AND NOTES (99.5%)* cont.	Rating**	Principal amount	Value
California cont.
CA State Muni. Fin. Auth. Rev. Bonds, (HumanGood Oblig. Group), Ser. A, 4.00%, 10/1/32	A−/F	$1,000,000	$1,089,113
CA State Poll. Control Fin. Auth. Rev. Bonds, (San Jose Wtr. Co.), 4.75%, 11/1/46	A	1,000,000	1,117,727
CA State Pub. Wks. Board Rev. Bonds, (Various Cap. Projects.), Ser. A, 5.00%, 8/1/32 ##	Aa3	1,000,000	1,268,092
Chula Vista, Muni. Fin. Auth. Special Tax Bonds, 5.50%, 9/1/30	AA−	775,000	827,097
Pacifica, School Dist. G.O. Bonds, 4.00%, 8/1/45	Aa3	850,000	961,692
Port of Oakland Rev. Bonds
5.00%, 5/1/28	A2	750,000	895,943
1.081%, 5/1/24	A1	620,000	613,475
Sierra View, Local Hlth. Care Dist. Rev. Bonds
5.00%, 7/1/30	A/F	620,000	766,431
5.00%, 7/1/27	A/F	625,000	731,096
4.00%, 7/1/26	A/F	300,000	330,313
4.00%, 7/1/25	A/F	290,000	313,771
4.00%, 7/1/24	A/F	235,000	249,357
4.00%, 7/1/23	A/F	260,000	270,284
4.00%, 7/1/22	A/F	230,000	233,034
Yucaipa Special Tax Bonds, (Cmnty. Fac. Dist. No. 98-1 Chapman Heights), 5.375%, 9/1/30	A	375,000	377,454
			13,982,301
Colorado (3.0%)
E-470 Pub. Hwy. Auth. Mandatory Put Bonds (9/1/24), Ser. B, 0.384%, 9/1/39	A2	4,000,000	3,997,287
CO State Hlth. Fac. Auth. Hosp. Rev. Bonds, (CommonSpirit Health Oblig. Group)
Ser. A-1, 4.00%, 8/1/37 T	Baa1	150,000	166,596
Ser. A-1, 4.00%, 8/1/38 T	Baa1	225,000	248,823
Ser. A-1, 4.00%, 8/1/39 T	Baa1	225,000	248,173
Ser. A-1, 4.00%, 8/1/44 T	Baa1	750,000	818,970
Ser. A-2, 4.00%, 8/1/49 T	Baa1	1,500,000	1,633,005
Vauxmont, Metro. Dist. G.O. Bonds, AGM
5.00%, 12/1/34	AA	285,000	349,759
5.00%, 12/1/32	AA	250,000	307,351
5.00%, 12/15/30	AA	125,000	140,631
5.00%, 12/15/29	AA	125,000	140,671
5.00%, 12/15/27	AA	125,000	140,907
5.00%, 12/15/25	AA	125,000	141,002
5.00%, 12/1/25	AA	175,000	197,789
			8,530,964
Connecticut (2.2%)
CT State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Masonicare Issue), Ser. F, 5.00%, 7/1/34	BBB+/F	1,250,000	1,390,308
(Masonicare Issue), Ser. F, 5.00%, 7/1/33	BBB+/F	250,000	278,395
(Stamford Hosp. Oblig. Group (The)), Ser. M, 5.00%, 7/1/32 ###	BBB+	1,400,000	1,736,163
(Stamford Hosp. Oblig. Group (The)), Ser. L-1, 4.00%, 7/1/26	BBB+	700,000	775,775

Strategic Intermediate Municipal Fund 19

MUNICIPAL BONDS AND NOTES (99.5%)* cont.	Rating**	Principal amount	Value
Connecticut cont.
CT State Hsg. Fin. Auth. Mtge. Program Rev. Bonds
Ser. B-1, 4.10%, 11/15/39 T	Aaa	$565,000	$587,871
Ser. B-1, 4.15%, 11/15/44 T	Aaa	1,355,000	1,410,691
			6,179,203
Delaware (0.9%)
DE River & Bay Auth. Rev. Bonds, 5.00%, 1/1/32 ###	A1	2,000,000	2,459,824
			2,459,824
District of Columbia (2.1%)
DC Rev. Bonds
(KIPP DC), Ser. A, 5.00%, 7/1/48	BBB+	1,250,000	1,414,207
(Latin American Montessori Bilingual Pub. Charter School Oblig. Group), 4.00%, 6/1/30	BB+	1,000,000	1,098,561
Metro. Washington, Arpt. Auth. Dulles Toll Rd. Rev. Bonds, (Dulles Metrorail), 5.00%, 10/1/53 (Prerefunded 4/1/22)	A−	2,000,000	2,015,198
Metro. Washington DC, Arpt. Auth. Dulles Toll Rd. Rev. Bonds, (Dulles Metrorail & Cap. Impt. Proj.)
4.00%, 10/1/53 T	A−	660,000	717,539
Ser. B, 4.00%, 10/1/44 T	A−	665,000	732,212
			5,977,717
Florida (5.9%)
Cap. Trust Agcy. 144A Rev. Bonds, (WFCS Holdings II, LLC), Ser. A-1, 3.30%, 1/1/31	BB/P	480,000	459,878
Double Branch Cmnty. Dev. Dist. Special Assmt. Bonds, Ser. A-1, 4.25%, 5/1/34	A	360,000	370,219
FL State Dev. Fin. Corp. Ed. Fac. 144A Rev. Bonds, (Drs. Kiran & Pallavi Patel 2017 Foundation for Global Understanding, Inc.), 3.00%, 7/1/31	BB/P	200,000	202,168
FL State Dev. Fin. Corp. Hlth. Care Fac. Rev. Bonds, (Shands Jacksonville Medical Center, Inc.), 4.00%, 2/1/52	Baa3	1,000,000	1,077,653
FL State Muni. Pwr. Agcy. Rev. Bonds, (St. Lucie), Ser. B
5.00%, 10/1/30 ###	A2	1,000,000	1,181,499
5.00%, 10/1/29 ###	A2	1,000,000	1,184,244
5.00%, 10/1/28 ###	A2	1,000,000	1,174,309
Halifax Hosp. Med. Ctr. Rev. Bonds, 5.00%, 6/1/36	A−	1,375,000	1,555,514
Lakeland, Hosp. Syst. Rev. Bonds, (Lakeland Regl. Hlth.), 5.00%, 11/15/45	A2	2,000,000	2,186,276
Orange Cnty., Hlth. Fac. Auth. Rev. Bonds, (Presbyterian Retirement Cmntys.), 5.00%, 8/1/34	A−/F	1,000,000	1,077,818
Orlando Cmnty. Redev. Agcy. Tax Alloc. Bonds, (Republic Drive/Universal), 5.00%, 4/1/23	A+/F	1,630,000	1,639,588
Palm Beach Cnty., Hlth. Fac. Auth. Rev. Bonds, (Acts Retirement-Life Cmnty., Inc.), 5.00%, 11/15/32	A−/F	2,000,000	2,310,061
Southeast Overtown Park West Cmnty. Redev. Agcy. 144A Tax Alloc. Bonds, Ser. A-1, 5.00%, 3/1/30	BBB+	240,000	255,897
St. John’s Cnty., Indl. Dev. Auth. Rev. Bonds, (Life Care Ponte Vedra Oblig. Group), Ser. A
4.00%, 12/15/31	BB+/F	200,000	216,402
4.00%, 12/15/30	BB+/F	195,000	211,657
4.00%, 12/15/29	BB+/F	215,000	233,578

20 Strategic Intermediate Municipal Fund

MUNICIPAL BONDS AND NOTES (99.5%)* cont.	Rating**	Principal amount	Value
Florida cont.
Village, 144A Special Assmt., (Village Cmnty. Dev. Dist. No. 13), 1.875%, 5/1/25	BB−/P	$700,000	$703,000
Volusia Cnty., Edl. Fac. Auth. Rev. Bonds, (Embry-Riddle Aeronautical University, Inc.), Ser. A, 4.00%, 10/15/38	A2	750,000	837,507
			16,877,268
Georgia (2.1%)
Burke Cnty., Dev. Auth. Poll. Control Mandatory Put Bonds (2/3/25), (Oglethorpe Pwr. Corp.), 1.50%, 1/1/40	Baa1	1,600,000	1,612,274
Main Street Natural Gas, Inc. Gas Supply Mandatory Put Bonds (9/1/23), Ser. B, 0.818%, 4/1/48	Aa2	2,200,000	2,205,983
Muni. Election Auth. of GA Rev. Bonds, (Plant Vogtle Units 3 & 4)
Ser. A, 5.50%, 7/1/60	A	1,500,000	1,689,789
4.00%, 1/1/46	BBB+	330,000	360,900
			5,868,946
Guam (0.1%)
Territory of GU, Pwr. Auth. Rev. Bonds, Ser. A, AGM, 5.00%, 10/1/30	AA	200,000	204,902
			204,902
Hawaii (0.1%)
HI State Dept. Budget & Fin. Rev. Bonds, (Kahala Nui), 5.25%, 11/15/37	A/F	250,000	256,417
			256,417
Idaho (0.8%)
ID State Hlth. Fac. Auth. VRDN (St Luke’s Hlth. Syst. Ltd. Oblig. Group), Ser. C, 0.08%, 3/1/48	VMIG 1	1,900,000	1,900,000
			1,900,000
Illinois (10.8%)
Chicago, G.O. Bonds, Ser. B
4.00%, 1/1/38	BBB+	1,717,000	1,874,711
4.00%, 1/1/37	BBB+	992,000	1,085,738
Chicago, Board of Ed. G.O. Bonds, Ser. A, 4.00%, 12/1/47 ##	BB	1,250,000	1,318,603
Chicago, Waste Wtr. Transmission Rev. Bonds
5.00%, 1/1/44	A	500,000	532,283
Ser. C, 5.00%, 1/1/39	A	750,000	822,219
(2nd Lien), 5.00%, 1/1/39	A	565,000	600,596
Ser. C, 5.00%, 1/1/34	A	400,000	440,320
Ser. C, 5.00%, 1/1/33	A	405,000	446,313
Chicago, Wtr. Wks Rev. Bonds, 5.00%, 11/1/39	A	675,000	734,624
IL State G.O. Bonds
5.00%, 11/1/41	Baa2	600,000	676,761
5.00%, 1/1/41	Baa2	340,000	378,074
5.00%, 11/1/34	Baa2	1,650,000	1,872,263
Ser. C, 5.00%, 11/1/29	Baa2	1,225,000	1,407,833
Ser. D, 5.00%, 11/1/28	Baa2	2,080,000	2,399,807
Ser. D, 5.00%, 11/1/27	Baa2	920,000	1,064,888
4.125%, 11/1/31	Baa2	830,000	908,130
4.00%, 1/1/31	Baa2	695,000	751,430

Strategic Intermediate Municipal Fund 21

MUNICIPAL BONDS AND NOTES (99.5%)* cont.	Rating**	Principal amount	Value
Illinois cont.
IL State Fin. Auth. Mandatory Put Bonds (11/15/26)(9/1/22)
Mandatory Put Bonds (11/15/26), (OSF Hlth. Care Syst. Oblig. Group), Ser. B-2, 5.00%, 5/15/50	A	$1,000,000	$1,146,144
Mandatory Put Bonds (9/1/22), (Field Museum of Natural History), 0.569%, 11/1/34	A2	2,415,000	2,415,114
IL State Fin. Auth. Rev. Bonds
(Rosalind Franklin U. of Medicine and Science), Ser. A, 5.00%, 8/1/31	BBB+	400,000	459,559
(Art Institute of Chicago (The)), 5.00%, 3/1/30	Aa3	1,500,000	1,705,580
IL State Fin. Auth. Student Hsg. & Academic Fac. Rev. Bonds, (U. of IL Chicago), 5.00%, 2/15/50	Baa3	500,000	555,502
Metro. Pier & Exposition Auth. Rev. Bonds, (McCormick Place Expansion), Ser. B, 5.00%, 12/15/33	BBB+	300,000	344,567
Metro. Pier & Exposition Auth. Dedicated State Tax Rev. Bonds, (McCormick), Ser. A, NATL, zero %, 12/15/22	Baa2	5,500,000	5,442,458
Metro. Wtr. Reclamation Dist. of Greater Chicago G.O. Bonds, Ser. A, 5.00%, 12/1/31	AA	1,000,000	1,161,431
			30,544,948
Indiana (1.5%)
IN State. Fin. Auth. Rev. Bonds, (Rose-Hulman Inst. of Tech., Inc.)
5.00%, 6/1/32	A2	200,000	243,477
5.00%, 6/1/31	A2	200,000	243,933
5.00%, 6/1/30	A2	200,000	244,820
5.00%, 6/1/29	A2	175,000	210,854
5.00%, 6/1/28	A2	100,000	118,403
5.00%, 6/1/27	A2	180,000	209,089
4.00%, 6/1/34	A2	235,000	265,401
4.00%, 6/1/33	A2	210,000	237,368
Indianapolis, Local Pub. Impt. Bond Bk. Rev. Bonds, (Courthouse and Jail Project), Ser. A, 5.00%, 2/1/54	Aa1	1,250,000	1,466,886
Silver Creek, School Bldg. Corp. Rev. Bonds
3.00%, 1/15/36	AA+	500,000	536,031
3.00%, 1/15/34	AA+	375,000	403,887
			4,180,149
Iowa (1.0%)
IA State Fin. Auth. Rev. Bonds, (Lifespace Cmnty., Inc. Oblig. Group), Ser. A, 4.00%, 5/15/46	BBB/F	1,150,000	1,205,439
IA State Fin. Auth. Solid Waste Fac. Mandatory Put Bonds (4/1/24), (Gevo NW Iowa RNG, LLC), 1.50%, 1/1/42	Aa3	1,700,000	1,704,971
			2,910,410
Kentucky (4.8%)
KY Pub. Trans. Infrastructure Auth. Rev. Bonds, (1st Tier Downtown Crossing), Ser. A, 6.00%, 7/1/53 (Prerefunded 7/1/23)	Baa2	500,000	535,665

22 Strategic Intermediate Municipal Fund

MUNICIPAL BONDS AND NOTES (99.5%)* cont.	Rating**	Principal amount	Value
Kentucky cont.
KY State Pub. Energy Auth. Gas Supply
Mandatory Put Bonds (6/1/25), Ser. C-1, 4.00%, 12/1/49	A1	$3,150,000	$3,388,159
Mandatory Put Bonds (1/1/25), Ser. B, 4.00%, 1/1/49	A1	2,800,000	2,978,298
KY State Tpk. Auth. Econ. Dev. Rev. Bonds, (Revitalization Projects), Ser. A-22, 5.00%, 7/1/31 ###	Aa3	2,800,000	3,483,004
Louisville & Jefferson Cnty., Metro. Govt. Hlth. Syst. Rev. Bonds, (Norton Healthcare, Inc.), Ser. A, 5.00%, 10/1/30	A	2,750,000	3,166,142
			13,551,268
Louisiana (0.9%)
LA Stadium & Exposition Dist. Rev. Bonds, 4.00%, 7/3/23	BBB+/F	500,000	516,227
St. John The Baptist Parish Mandatory Put Bonds (7/1/26), (Marathon Oil Corp.), Ser. A-3, 2.20%, 6/1/37	Baa3	2,000,000	2,051,792
			2,568,019
Maryland (1.8%)
Gaithersburg, Econ. Dev. Rev. Bonds, (Asbury, Oblig. Group), Ser. A, 5.00%, 1/1/36	BBB/F	300,000	327,821
MD State G.O. Bonds, Ser. D, 4.00%, 8/1/29 ###	Aaa	4,000,000	4,638,004
MD State Hlth. & Higher Ed. Fac. Auth. Rev. Bonds, (Stevenson U.), 4.00%, 6/1/34	BBB−	250,000	283,805
			5,249,630
Massachusetts (0.4%)
MA State Dev. Fin. Agcy. 144A Rev. Bonds, (Loomis Oblig. Group), 4.00%, 1/1/26 ###	BBB	500,000	529,548
MA State Hsg. Fin. Agcy. Rev. Bonds, Ser. D, 3.10%, 6/1/30	Aa2	720,000	756,939
			1,286,487
Michigan (5.3%)
Detroit, G.O. Bonds, 5.50%, 4/1/34	Ba3	660,000	805,293
Detroit, Downtown Dev. Auth. Tax Alloc. Bonds, Ser. A, AGM, 5.00%, 7/1/43	AA	3,000,000	3,238,588
Kentwood, Economic Dev. Rev. Bonds, (Holland Home Oblig. Group), 5.00%, 11/15/37	BBB−/F	1,000,000	1,109,216
MI State Fin. Auth. Rev. Bonds
Ser. H-1, 5.00%, 10/1/39 (Prerefunded 10/1/24)	AA−	525,000	575,906
(Pub. Ltg. Auth.), Ser. B, 5.00%, 7/1/39	BB+	2,000,000	2,099,774
(Detroit Wtr. & Swr.), Ser. C-6, 5.00%, 7/1/33	AA−	140,000	152,422
(Detroit), Ser. C-3, 5.00%, 4/1/28	Aa2	700,000	816,899
(Trinity Health Corp. Oblig. Group), Ser. A, 4.00%, 12/1/49 T	AA−	1,325,000	1,467,875
(Tobacco Settlement), Ser. A-1, 2.326%, 6/1/30	A	764,071	769,154
MI State Fin. Auth. Ltd. Oblig. Rev. Bonds
(Lawrence Technological U.), 5.25%, 2/1/32	BBB−	1,145,000	1,276,960
(Lawrence Technological U.), 5.00%, 2/1/47	BBB−	2,000,000	2,176,084
(Lawrence Tech. U.), 4.00%, 2/1/32	BBB−	285,000	313,582
(Lawrence Tech. U.), 4.00%, 2/1/27	BBB−	185,000	197,705
			14,999,458

Strategic Intermediate Municipal Fund 23

MUNICIPAL BONDS AND NOTES (99.5%)* cont.	Rating**	Principal amount	Value
Minnesota (3.7%)
Duluth, Econ. Dev. Auth. Rev. Bonds, (Benedictine Hlth. Syst. Oblig. Group), Ser. A, 4.00%, 7/1/31	BB/P	$625,000	$668,979
Duluth, Econ. Dev. Auth. Hlth. Care Fac. Rev. Bonds, (St. Luke’s Hosp. of Duluth Oblig. Group)
5.00%, 6/15/32 ###	BBB−	975,000	1,195,307
5.00%, 6/15/30 ###	BBB−	830,000	989,769
Minneapolis, Hlth. Care Syst. Rev. Bonds, (Allina Hlth. Oblig. Group), 4.00%, 11/15/36	Aa3	3,000,000	3,488,332
MN State Higher Ed. Fac. Auth. Rev. Bonds, (Augsburg U.), Ser. A, 5.00%, 5/1/46	Ba1	750,000	792,788
St. Paul, Hsg. & Redev. Auth. Charter School Lease Rev. Bonds, (Hmong College Prep Academy), 5.50%, 9/1/36	BB+	3,000,000	3,373,340
			10,508,515
Mississippi (0.5%)
MS State Bus. Fin. Corp. Rev. Bonds, (System Energy Resources, Inc.)
2.50%, 4/1/22	BBB+	750,000	753,703
2.375%, 6/1/44	A	770,000	687,420
			1,441,123
Missouri (0.2%)
Plaza at Noah’s Ark Cmnty. Impt. Dist. Rev. Bonds
3.00%, 5/1/26	B+/P	275,000	278,172
3.00%, 5/1/25	B+/P	225,000	227,850
3.00%, 5/1/24	B+/P	200,000	202,343
			708,365
Nebraska (1.3%)
Central Plains, Energy Mandatory Put Bonds (1/1/24), (No. 4), 5.00%, 3/1/50	A2	2,500,000	2,659,953
Central Plains, Energy Rev. Bonds, (NE Gas No. 3), 5.00%, 9/1/32 (Prerefunded 9/1/22)	A2	1,000,000	1,024,912
			3,684,865
New Hampshire (1.4%)
National Fin. Auth. Rev. Bonds, (Caritas Acquisitions VII, LLC), Ser. A, 3.75%, 8/15/30	BBB/P	1,050,000	1,091,148
NH State Hlth. & Ed. Fac. Auth. Rev. Bonds
(Catholic Med. Ctr.), 5.00%, 7/1/44	BBB+	500,000	565,351
(Southern NH Med. Ctr.), 5.00%, 10/1/37	A−	2,000,000	2,263,202
			3,919,701
New Jersey (2.6%)
NJ State Econ. Dev. Auth. Rev. Bonds, Ser. AAA, 5.00%, 6/15/36	Baa1	350,000	400,211
NJ State Edl. Fac. Auth. Rev. Bonds, (William Paterson U. of NJ (The)), Ser. C, AGM
5.00%, 7/1/27	AA	100,000	117,145
5.00%, 7/1/26	AA	100,000	114,577
5.00%, 7/1/25	AA	100,000	111,723
5.00%, 7/1/24	AA	100,000	108,673
NJ State Hlth. Care Fac. Fin. Auth. VRDN
(AHS Hosp. Corp.), Ser. B, 0.07%, 7/1/36	VMIG 1	1,500,000	1,500,000
(Virtua Hlth.), Ser. C, 0.05%, 7/1/43	A-1	1,665,000	1,665,000

24 Strategic Intermediate Municipal Fund

MUNICIPAL BONDS AND NOTES (99.5%)* cont.	Rating**	Principal amount	Value
New Jersey cont.
NJ State Trans. Trust Fund Auth. Rev. Bonds
Ser. AA, 5.00%, 6/15/36 ###	Baa1	$775,000	$946,045
(Federal Hwy. Reimbursement Notes), 5.00%, 6/15/28	A+	750,000	858,414
Ser. A, 4.00%, 6/15/39 ###	Baa1	1,510,000	1,668,997
			7,490,785
New Mexico (1.0%)
Farmington, Poll. Control Rev. Bonds, (Pub. Service Co. of NM), Ser. B, 2.15%, 4/1/33	Baa2	2,000,000	1,897,800
Sante Fe, Retirement Fac. Rev. Bonds, (El Castillo Retirement Res.), 5.00%, 5/15/42	BB+/F	980,000	985,301
			2,883,101
New York (4.0%)
Albany, Cap. Resource Corp. Rev. Bonds, (Empire Commons Student Hsg., Inc.)
5.00%, 5/1/26	A	400,000	461,671
Ser. A, 5.00%, 5/1/25	A	645,000	723,916
5.00%, 5/1/24	A	575,000	625,975
5.00%, 5/1/23	A	795,000	835,937
Hempstead, Union Free School Dist. G.O. Bonds, Ser. A, 1.00%, 6/30/22	A1	1,750,000	1,751,624
Metro. Trans. Auth. Dedicated Tax Mandatory Put Bonds (6/1/22), Ser. A-2A, 0.51%, 11/1/26	AA	1,545,000	1,546,278
NY City, Transitional Fin. Auth. Rev. Bonds, (Future Tax Secd.), 5.00%, 2/1/44	AAA	3,000,000	3,747,104
NY State Mtge. Agcy. Rev. Bonds, Ser. 196, 2.60%, 4/1/25	Aa1	750,000	771,385
NY State Trans. Special Fac. Dev. Corp. Rev. Bonds
(JFK Intl. Arpt. Term. 4, LLC), 5.00%, 12/1/29	Baa1	500,000	595,539
(American Airlines, Inc.), 2.25%, 8/1/26	B/F	250,000	251,601
			11,311,030
North Carolina (2.1%)
Charlotte-Mecklenburg, Hosp. Auth. Hlth. Care Syst. VRDN (Atrium Hlth. Oblig. Group), Ser. E, 0.09%, 1/15/42	VMIG 1	3,895,000	3,895,000
NC State Med. Care Comm. Hlth. Care Fac. Rev. Bonds, (Lutheran Svcs. for the Aging, Inc. Oblig. Group), Ser. C
5.00%, 3/1/28	BB/P	365,000	413,528
5.00%, 3/1/27	BB/P	460,000	517,344
5.00%, 3/1/26	BB/P	440,000	487,823
4.00%, 3/1/29	BB/P	755,000	813,818
			6,127,513
Ohio (3.0%)
Cuyahoga Cnty., Econ. Dev. Rev. Bonds
5.00%, 1/1/38	A	1,380,000	1,624,821
5.00%, 1/1/36	A	425,000	501,758
Franklin Cnty., Hlth. Care Fac. Rev. Bonds, (Friendship Village of Dublin Oblig. Group), 5.00%, 11/15/34	BBB+/F	700,000	755,820

Strategic Intermediate Municipal Fund 25

MUNICIPAL BONDS AND NOTES (99.5%)* cont.	Rating**	Principal amount	Value
Ohio cont.
OH State Higher Edl. Fac. Comm. Rev. Bonds, (John Carroll U.)
5.00%, 10/1/30	Baa1	$455,000	$555,454
5.00%, 10/1/29	Baa1	810,000	973,189
5.00%, 10/1/28	Baa1	370,000	437,648
5.00%, 10/1/27	Baa1	350,000	407,008
5.00%, 10/1/26	Baa1	350,000	399,074
5.00%, 10/1/25	Baa1	220,000	245,245
OH State Hosp. Rev. Bonds, (Premier Hlth. Partners Oblig. Group)
5.00%, 11/15/27	Baa1	240,000	281,435
5.00%, 11/15/26	Baa1	285,000	327,376
5.00%, 11/15/24	Baa1	135,000	147,884
Port of Greater Cincinnati Dev. Auth. 144A Rev. Bonds, 4.25%, 12/1/50	BB/P	750,000	731,683
Scioto Cnty., Hosp. Rev. Bonds, (Southern OH Med. Ctr.), 5.00%, 2/15/33	A3	500,000	562,019
Warren Cnty., Hlth. Care Fac. Rev. Bonds, (Otterbein Homes Oblig. Group), Ser. A, 5.75%, 7/1/33 (Prerefunded 7/1/23)	A	500,000	533,400
			8,483,814
Oregon (0.1%)
Keizer, Special Assmt. Bonds, (Keizer Station), Ser. A, 5.20%, 6/1/31	Aa3	235,000	235,982
			235,982
Pennsylvania (6.4%)
Allegheny Cnty., Arpt. Auth. Rev. Bonds, Ser. A
4.00%, 1/1/41	AA	1,500,000	1,667,555
4.00%, 1/1/40	AA	1,250,000	1,391,682
Chester Cnty., Indl. Dev. Auth. Student Hsg. Rev. Bonds, (West Chester U. Student Hsg., LLC), Ser. A, 5.00%, 8/1/45	Ba2	750,000	765,608
Dallas, Area Muni. Auth. U. Rev. Bonds, (Misericordia U.), 5.00%, 5/1/29	Baa3	300,000	319,194
Lackawanna Cnty., Indl. Dev. Auth. Rev. Bonds, (Scranton U.), 4.00%, 11/1/40	A−	500,000	546,377
Lancaster, Indl. Dev. Auth. Rev. Bonds, (Landis Homes Oblig. Group), 4.00%, 7/1/46	BBB−/F	675,000	707,647
PA Rev. Bonds, (City of Philadelphia, Wtr. & Wastewater)
4.00%, 1/1/32	Baa2	540,000	606,093
4.00%, 1/1/31	Baa2	165,000	184,620
4.00%, 1/1/30	Baa2	115,000	127,987
4.00%, 1/1/29	Baa2	725,000	804,209
PA State Tpk. Comm. Rev. Bonds
Ser. B-1, 5.00%, 6/1/42	A3	675,000	777,038
Ser. B, 4.00%, 12/1/51	A	1,200,000	1,331,328
Pittsburgh Wtr. & Swr. Auth. Mandatory Put Bonds (12/1/23), Ser. C, AGM, 0.71%, 9/1/40	AA	1,875,000	1,887,211
Scranton, School Dist. G.O. Bonds, Ser. 14-R, 0.919%, 4/1/31	A1	5,640,000	5,658,028

26 Strategic Intermediate Municipal Fund

MUNICIPAL BONDS AND NOTES (99.5%)* cont.	Rating**	Principal amount	Value
Pennsylvania cont.
Westmoreland Cnty. Indl. Dev. Auth. Hlth. Syst. Rev. Bonds, (Excela Hlth. Oblig. Group), Ser. A
5.00%, 7/1/28	Baa1	$275,000	$329,222
5.00%, 7/1/27	Baa1	375,000	440,354
4.00%, 7/1/26	Baa1	300,000	331,662
4.00%, 7/1/24	Baa1	200,000	212,907
			18,088,722
Rhode Island (0.7%)
RI Hlth. & Edl. Bldg. Corp. Rev. Bonds, (Lifespan Oblig. Group-Hosp. Fin.)
5.00%, 5/15/33	BBB+	365,000	408,265
5.00%, 5/15/26	BBB+	580,000	663,984
Tobacco Settlement Fin. Corp. Rev. Bonds, Ser. B, 5.00%, 6/1/50	BBB−/P	1,000,000	1,083,249
			2,155,498
South Carolina (1.9%)
Myrtle Beach, Tax Allocation Bonds, (Myrtle Beach Air Force Base Redev.), 5.00%, 10/1/28	A2	575,000	658,604
SC State Pub. Svcs. Auth. Rev. Bonds
Ser. A, 5.50%, 12/1/54	A2	1,000,000	1,126,248
Ser. A, 5.00%, 12/1/55	A2	545,000	627,769
(Santee Cooper), Ser. B, 5.00%, 12/1/38	A2	595,000	653,165
(Oblig.), Ser. B, 5.00%, 12/1/37	A2	500,000	581,749
Ser. A, 5.00%, 12/1/36	A2	1,500,000	1,720,841
			5,368,376
Tennessee (0.4%)
Chattanooga, Hlth. Edl. & Hsg. Fac. Rev. Bonds, (CommonSpirit Health Oblig. Group)
Ser. A-1, 4.00%, 8/1/37 T	Baa1	150,000	166,378
Ser. A-1, 4.00%, 8/1/38 T	Baa1	150,000	166,098
Ser. A-2, 5.00%, 8/1/44 T	Baa1	150,000	176,390
Ser. A-1, 4.00%, 8/1/44 T	Baa1	275,000	300,484
Ser. A-2, 5.00%, 8/1/49 T	Baa1	250,000	291,998
			1,101,348
Texas (9.8%)
Arlington, Higher Ed. Fin. Corp. Rev. Bonds
(Harmony Pub. Schools), Ser. A, PSFG, 4.00%, 2/15/51	Aaa	2,000,000	2,268,419
(Uplift Ed.), Ser. A, PSFG, 4.00%, 12/1/32	AAA	375,000	417,748
Austin-Bergstrom Landhost Enterprises, Inc. Rev. Bonds
5.00%, 10/1/36	A3	1,485,000	1,662,835
5.00%, 10/1/33	A3	400,000	448,998
Central TX Regl. Mobility Auth. Rev. Bonds, Ser. D, 4.00%, 1/1/36	A3	1,500,000	1,722,549
Clifton, Higher Ed. Fin. Corp. Rev. Bonds, (IDEA Pub. Schools), Ser. B, 5.00%, 8/15/27	A−	350,000	401,271
Dallas, Hotel Occupancy Tax Rev. Bonds
4.00%, 8/15/38	A	1,000,000	1,087,302
4.00%, 8/15/37	A	1,000,000	1,088,663

Strategic Intermediate Municipal Fund 27

MUNICIPAL BONDS AND NOTES (99.5%)* cont.	Rating**	Principal amount	Value
Texas cont.
Dallas, Hotel Occupancy Tax Rev. Bonds
4.00%, 8/15/36	A	$1,000,000	$1,088,663
4.00%, 8/15/35	A	1,000,000	1,089,572
4.00%, 8/15/34	A	750,000	817,861
Fort Bend, Indpt. School Dist. Mandatory Put Bonds (8/1/26), Ser. B, PSFG, 0.72%, 8/1/51	AAA	1,000,000	962,596
Harris Cnty., Cultural Ed. Fac. Fin. Corp. Rev. Bonds, (YMCA of the Greater Houston Area), Ser. A, 5.00%, 6/1/38	Baa2	500,000	508,013
Lake Houston Redev. Auth. Rev. Bonds, (City of Houston, Reinvestment Zone No. 10)
5.00%, 9/1/31	BBB−	200,000	243,319
5.00%, 9/1/30	BBB−	200,000	240,734
5.00%, 9/1/29	BBB−	175,000	208,364
5.00%, 9/1/28	BBB−	150,000	176,374
5.00%, 9/1/26	BBB−	125,000	142,383
5.00%, 9/1/25	BBB−	100,000	111,439
5.00%, 9/1/24	BBB−	100,000	108,838
4.00%, 9/1/33	BBB−	150,000	168,856
4.00%, 9/1/32	BBB−	150,000	168,942
Love Field Arpt. Modernization Corp. Rev. Bonds, AGM, 4.00%, 11/1/37	AA	2,000,000	2,276,589
New Hope, Cultural Ed. Fac. Fin. Corp. Rev. Bonds
(CHF-Collegiate Hsg. Stephenville III, LLC), 5.00%, 4/1/47 (Prerefunded 4/1/25)	AAA/P	365,000	408,405
(TX Woman’s U. CHF-Collegiate Hsg. Dining), Ser. B-1, AGM, 5.00%, 7/1/38	AA	860,000	1,009,308
(Tarleton State U. Collegiate Student Hsg.), Ser. A, 5.00%, 4/1/35 (Prerefunded 4/1/25)	AAA/P	800,000	895,133
(Collegiate Hsg.-Tarleton St.), 5.00%, 4/1/29 (Prerefunded 4/1/24)	AAA/P	1,225,000	1,326,934
(Collegiate Housing Island Campus, LLC.), Ser. A, 5.00%, 4/1/25 (Escrowed to maturity)	AAA/P	500,000	557,804
Newark, Higher Ed. Fin. Corp. Rev. Bonds, (Austin Achieve Pub. Schools, Inc.), 5.00%, 6/15/33	BBB−/P	200,000	202,482
SA Energy Acquisition Pub. Fac. Corp. Rev. Bonds, (Gas Supply), 5.50%, 8/1/25	A2	1,000,000	1,134,508
Tarrant Cnty., Cultural Ed. Fac. Fin. Corp. Retirement Fac. Rev. Bonds, (Buckner Retirement Svcs., Inc.), 5.00%, 11/15/37	A/F	1,250,000	1,443,550
Temple, Tax Increment Tax Alloc. Bonds, (Reinvestment Zone No. 1), Ser. A, BAM
5.00%, 8/1/30	AA	250,000	304,666
5.00%, 8/1/29	AA	200,000	240,742
5.00%, 8/1/28	AA	150,000	178,849
5.00%, 8/1/27	AA	125,000	145,903
5.00%, 8/1/26	AA	125,000	143,166
4.00%, 8/1/33	AA	200,000	226,197
4.00%, 8/1/32	AA	225,000	254,775
4.00%, 8/1/31	AA	200,000	227,156

28 Strategic Intermediate Municipal Fund

MUNICIPAL BONDS AND NOTES (99.5%)* cont.	Rating**	Principal amount	Value
Texas cont.
TX State G.O. Bonds, Ser. B
2.50%, 8/1/34	Aaa	$525,000	$530,286
2.25%, 8/1/33	Aaa	750,000	752,147
2.25%, 8/1/32	Aaa	500,000	502,378
			27,894,717
Utah (1.4%)
Murray City, Hosp. VRDN, (IHC Hlth. Svcs., Inc.), Ser. A, 0.09%, 5/15/37	VMIG 1	2,000,000	2,000,000
UT Infrastructure Agcy. Rev. Bonds, Ser. A
4.00%, 10/15/30	BBB−/F	400,000	457,050
4.00%, 10/15/28	BBB−/F	200,000	225,321
4.00%, 10/15/27	BBB−/F	570,000	637,594
UT State Charter School Fin. Auth. Rev. Bonds, (UT Charter Academies, Inc.), 5.00%, 10/15/30	AA	575,000	664,092
			3,984,057
Virginia (0.8%)
Fairfax Cnty., Econ. Dev. Auth. Res. Care Fac. Rev. Bonds, (Goodwin House, Inc.), Ser. A, 5.00%, 10/1/42	BBB+/F	350,000	382,390
VA State Small Bus. Fin. Auth. Rev. Bonds, (National Sr. Campuses, Inc. Oblig. Group)
5.00%, 1/1/29	A/F	590,000	705,666
5.00%, 1/1/28	A/F	700,000	832,367
5.00%, 1/1/27	A/F	320,000	373,238
			2,293,661
Washington (3.9%)
Seattle, Muni. Lt. & Pwr. Mandatory Put Bonds (11/1/26), Ser. B, 0.31%, 5/1/45	Aa2	750,000	756,514
WA State Hlth. Care Fac. Auth.
Mandatory Put Bonds (7/1/22), (Fred Hutchinson Cancer Research Ctr.)Ser. B, 1.172%, 1/1/42	A+	1,100,000	1,100,352
Mandatory Put Bonds (7/3/23), (Fred Hutchinson Cancer Research Ctr.)1.11%, 1/1/42	A+	8,000,000	8,035,806
WA State Hsg. Fin. Comm. Rev. Bonds, (Social Certif.), Ser. A-1, 3.50%, 12/20/35	BBB+	1,159,009	1,226,075
			11,118,747
Wisconsin (1.4%)
Pub. Fin. Auth. Student Hsg. Fac. Rev. Bonds, (Beyond Boone, LLC-Appalachian State U.), Ser. A, AGM
5.00%, 7/1/54	AA	1,475,000	1,704,429
5.00%, 7/1/44	AA	1,000,000	1,165,324
WI State Hlth. & Edl. Fac. Auth. Rev. Bonds, (Three Pillars Sr. Living), 5.00%, 8/15/33 (Prerefunded 8/15/23)	BBB+/F	1,000,000	1,063,079
			3,932,832
Total municipal bonds and notes (cost $278,167,728)			$282,317,474

Strategic Intermediate Municipal Fund 29

SHORT-TERM INVESTMENTS (11.8%)*		Principal amount/ shares	Value
Putnam Short Term Investment Fund Class P 0.16% L	Shares	32,877,980	$32,877,980
U.S. Treasury Bills 0.041%, 3/17/22 # ∆ §		$600,000	599,977
Total short-term investments (cost $33,477,950)			$33,477,957

TOTAL INVESTMENTS
Total investments (cost $311,645,678)	$315,795,431

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2021 through January 31, 2022 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $283,823,415.
**	The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications. If a security is insured, it will usually be rated by the ratings organizations based on the financial strength of the insurer. For further details regarding security ratings, please see the Statement of Additional Information.
#	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $212,979 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).
∆	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $120,988 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).
§	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $127,987 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).
##	Forward commitment, in part or in entirety (Note 1).
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
T	Underlying security in a tender option bond transaction. This security has been segregated as collateral for financing transactions.
###	When-issued security.
At the close of the reporting period, the fund maintained liquid assets totaling $35,663,937 to cover certain derivative contracts, tender option bonds and the settlement of certain securities.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
On Mandatory Put Bonds, the rates shown are the current interest rates at the close of the reporting period and the dates shown represent the next mandatory put dates. Rates are set by remarketing agents and may take into consideration market supply and demand, credit quality and the current SIFMA Municipal Swap Index, 1 Month US LIBOR or 3 Month US LIBOR rates, which were 0.06%, 0.11% and 0.31%, respectively, as of the close of the reporting period.

30 Strategic Intermediate Municipal Fund

The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.
The dates shown on debt obligations are the original maturity dates.
The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):
Health care	27.2%
Education	12.9
State debt	10.7

FUTURES CONTRACTS OUTSTANDING at 1/31/22 (Unaudited)
	Number of contracts	Notional amount	Value	Expiration date	Unrealized appreciation/ (depreciation)
U.S. Treasury Note 5 yr (Short)	81	$9,655,453	$9,655,453	Mar-22	$101,083
U.S. Treasury Note Ultra 10 yr (Short)	69	9,855,141	9,855,141	Mar-22	195,345
Unrealized appreciation					296,428
Unrealized (depreciation)					—
Total					$296,428

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 1/31/22 (Unaudited)
Swap counterparty/ Notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Citibank, N.A.
$20,000,000	$514,600	$—	6/23/22	—	0.88% minus Municipal Market Data Index AAA municipal yields 5 Year rate — At maturity	$(514,600)
3,500,000	148,810	—	3/15/22	—	1.17% minus Municipal Market Data Index AAA municipal yields 10 Year rate — At maturity	(148,810)
1,750,000	119,669	—	3/15/22	—	1.64% minus Municipal Market Data Index AAA municipal yields 30 Year rate — At maturity	119,669
5,000,000	322,375	—	6/23/22	—	1.77% minus Municipal Market Data Index AAA municipal yields 30 Year rate — At maturity	322,375
3,000,000	17,799	—	4/27/22	—	2.00% minus Municipal Market Data Index AAA municipal yields 5 Year rate — At maturity	(17,799)

Strategic Intermediate Municipal Fund 31

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 1/31/22 (Unaudited) cont.
Swap counterparty/ Notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Morgan Stanley & Co. International PLC
$4,000,000	$130,844	$—	2/24/22	—	1.25% minus Municipal Market Data Index AAA municipal yields 10 Year rate — At maturity	$(130,843)
2,750,000	82,363	—	2/3/22	—	1.28% minus Municipal Market Data Index AAA municipal yields 10 Year rate — At maturity	(82,363)
2,000,000	83,998	—	2/24/22	—	1.75% minus Municipal Market Data Index AAA municipal yields 30 Year rate — At maturity	83,998
Upfront premium received		—		Unrealized appreciation		526,042
Upfront premium (paid)		—		Unrealized (depreciation)		(894,415)
Total		$—		Total	$(368,373)

CENTRALLY CLEARED TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 1/31/22 (Unaudited)
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
$7,929,000	$60,895	$(80)	11/17/26	3.363% — At maturity	USA Non-revised Consumer Price Index-Urban (CPI-U) — At maturity	$60,815
Total		$(80)	$60,815

32 Strategic Intermediate Municipal Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Municipal bonds and notes	$—	$282,317,474	$—
Short-term investments	—	33,477,957	—
Totals by level	$—	$315,795,431	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Futures contracts	$296,428	$—	$—
Total return swap contracts	—	(307,478)	—
Totals by level	$296,428	$(307,478)	$—

The accompanying notes are an integral part of these financial statements.

Strategic Intermediate Municipal Fund 33

Statement of assets and liabilities 1/31/22 (Unaudited)

ASSETS
Investment in securities, at value (Notes 1 and 8):
Unaffiliated issuers (identified cost $278,767,698)	$282,917,451
Affiliated issuers (identified cost $32,877,980) (Notes 1 and 5)	32,877,980
Cash	981
Interest and other receivables	2,147,589
Receivable for shares of the fund sold	430,907
Receivable for variation margin on futures contracts (Note 1)	308
Unrealized appreciation on OTC swap contracts (Note 1)	526,042
Prepaid assets	46,460
Total assets	318,947,718

LIABILITIES
Payable for investments purchased	3,796,620
Payable for purchases of delayed delivery securities (Note 1)	24,530,128
Payable for shares of the fund repurchased	462,456
Payable for compensation of Manager (Note 2)	103,199
Payable for custodian fees (Note 2)	3,025
Payable for investor servicing fees (Note 2)	29,164
Payable for Trustee compensation and expenses (Note 2)	113,292
Payable for administrative services (Note 2)	394
Payable for distribution fees (Note 2)	53,171
Payable for floating rate notes issued (Note 1)	5,012,998
Payable for variation margin on futures contracts (Note 1)	3,164
Payable for variation margin on centrally cleared swap contracts (Note 1)	49,036
Distributions payable to shareholders	30,544
Unrealized depreciation on OTC swap contracts (Note 1)	894,415
Other accrued expenses	42,697
Total liabilities	35,124,303

Net assets	$283,823,415

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$280,073,967
Total distributable earnings (Note 1)	3,749,448
Total — Representing net assets applicable to capital shares outstanding	$283,823,415

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($203,323,030 divided by 13,911,127 shares)	$14.62
Offering price per class A share (100/96.00 of $14.62)*	$15.23
Net asset value and offering price per class B share ($153,165 divided by 10,466 shares)**	$14.63
Net asset value and offering price per class C share ($10,465,715 divided by 713,674 shares)**	$14.66
Net asset value, offering price and redemption price per class R6 share
($974,300 divided by 66,587 shares)	$14.63
Net asset value, offering price and redemption price per class Y share
($68,907,205 divided by 4,709,321 shares)	$14.63

*On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

34 Strategic Intermediate Municipal Fund

Statement of operations Six months ended 1/31/22 (Unaudited)

INVESTMENT INCOME
Interest (including interest income of $17,701 from investments in affiliated issuers) (Note 5)	$3,146,872
Total investment income	3,146,872

EXPENSES
Compensation of Manager (Note 2)	608,188
Investor servicing fees (Note 2)	86,833
Custodian fees (Note 2)	7,454
Trustee compensation and expenses (Note 2)	5,449
Distribution fees (Note 2)	319,378
Administrative services (Note 2)	4,649
Interest and fees expense (Note 2)	23,650
Other	99,315
Total expenses	1,154,916
Expense reduction (Note 2)	(128)
Net expenses	1,154,788

Net investment income	1,992,084

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	533,178
Futures contracts (Note 1)	347,561
Swap contracts (Note 1)	(917,605)
Total net realized loss	(36,866)
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	(9,800,004)
Futures contracts	371,002
Swap contracts	50,272
Total change in net unrealized depreciation	(9,378,730)

Net loss on investments	(9,415,596)

Net decrease in net assets resulting from operations	$(7,423,512)

The accompanying notes are an integral part of these financial statements.

Strategic Intermediate Municipal Fund 35

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 1/31/22*	Year ended 7/31/21
Operations
Net investment income	$1,992,084	$4,412,809
Net realized gain (loss) on investments	(36,866)	11,445,481
Change in net unrealized depreciation of investments	(9,378,730)	(3,837,541)
Net increase (decrease) in net assets resulting
from operations	(7,423,512)	12,020,749
Distributions to shareholders (Note 1):
From ordinary income
Taxable net investment income
Class A	(13,818)	(226,240)
Class B	(11)	(490)
Class C	(711)	(15,969)
Class R6	(63)	(655)
Class Y	(4,552)	(53,384)
Net realized short-term gain on investments
Class A	(1,865,435)	(1,342,626)
Class B	(1,430)	(2,911)
Class C	(96,010)	(94,769)
Class R6	(8,552)	(3,889)
Class Y	(614,445)	(316,806)
From tax-exempt net investment income
Class A	(1,384,112)	(3,354,042)
Class B	(705)	(4,692)
Class C	(31,637)	(117,960)
Class R6	(7,275)	(12,421)
Class Y	(523,318)	(898,523)
From net realized long-term gain on investments
Class A	(1,830,890)	(3,763,931)
Class B	(1,404)	(8,159)
Class C	(94,233)	(265,676)
Class R6	(8,393)	(10,902)
Class Y	(603,067)	(888,139)
Increase (decrease) from capital share transactions (Note 4)	19,440,425	(1,680,587)
Total increase (decrease) in net assets	4,926,852	(1,042,022)

NET ASSETS
Beginning of period	278,896,563	279,938,585
End of period	$283,823,415	$278,896,563

*Unaudited.

The accompanying notes are an integral part of these financial statements.

36 Strategic Intermediate Municipal Fund

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Strategic Intermediate Municipal Fund 37

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net	From		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)	on investments	operations	income	on investments	distributions	of period	value (%)[a]	(in thousands)	net assets (%)[b]	net assets (%)	(%)
Class A
January 31, 2022**	$15.37	.10	(.48)	(.38)	(.10)	(.27)	(.37)	$14.62	(2.53)*	$203,323	.42* c	.68*	12*
July 31, 2021	15.33	.25	.43	.68	(.26)	(.38)	(.64)	15.37	4.57	207,780	.87[c,e]	1.63	78
July 31, 2020	15.38	.36	.27	.63	(.36)	(.32)	(.68)	15.33	4.23	218,232	.87[c,d]	2.36	42
July 31, 2019	14.93	.41	.61	1.02	(.41)	(.16)	(.57)	15.38	7.03	242,379.81		2.74	38
July 31, 2018	15.16	.44	(.23)	.21	(.44)	—	(.44)	14.93	1.43	256,172.79		2.91	32
July 31, 2017	15.71	.48	(.56)	(.08)	(.47)	—	(.47)	15.16	(.43)	310,029.79		3.14	31
Class B
January 31, 2022**	$15.39	.06	(.49)	(.43)	(.06)	(.27)	(.33)	$14.63	(2.87)*	$153	.72* c	.37*	12*
July 31, 2021	15.35	.16	.43	.59	(.17)	(.38)	(.55)	15.39	3.94	284	1.47[c,e]	1.08	78
July 31, 2020	15.40	.26	.28	.54	(.27)	(.32)	(.59)	15.35	3.58	741	1.49[c,d]	1.75	42
July 31, 2019	14.95	.32	.61	.93	(.32)	(.16)	(.48)	15.40	6.36	1,025	1.43	2.13	38
July 31, 2018	15.17	.35	(.22)	.13	(.35)	—	(.35)	14.95	.85	1,345	1.41	2.29	32
July 31, 2017	15.73	.38	(.56)	(.18)	(.38)	—	(.38)	15.17	(1.11)	2,099	1.41	2.52	31
Class C
January 31, 2022**	$15.43	.05	(.51)	(.46)	(.04)	(.27)	(.31)	$14.66	(3.01)*	$10,466	.80* c	.30*	12*
July 31, 2021	15.38	.13	.45	.58	(.15)	(.38)	(.53)	15.43	3.84	11,268	1.62[c,e]	.90	78
July 31, 2020	15.43	.24	.27	.51	(.24)	(.32)	(.56)	15.38	3.42	15,888	1.64[c,d]	1.59	42
July 31, 2019	14.97	.30	.62	.92	(.30)	(.16)	(.46)	15.43	6.26	19,827	1.58	1.98	38
July 31, 2018	15.20	.33	(.23)	.10	(.33)	—	(.33)	14.97	.64	23,682	1.56	2.14	32
July 31, 2017	15.76	.36	(.56)	(.20)	(.36)	—	(.36)	15.20	(1.25)	30,961	1.56	2.37	31
Class R6
January 31, 2022**	$15.39	.12	(.49)	(.37)	(.12)	(.27)	(.39)	$14.63	(2.46)*	$974	.29* c	.81*	12*
July 31, 2021	15.35	.29	.43	.72	(.30)	(.38)	(.68)	15.39	4.84	803	.61[c,e]	1.86	78
July 31, 2020	15.40	.39	.28	.67	(.40)	(.32)	(.72)	15.35	4.47	410	.63[c,d]	2.60	42
July 31, 2019	14.94	.45	.62	1.07	(.45)	(.16)	(.61)	15.40	7.35	306.57		2.97	38
July 31, 2018 †	14.87	.09	.07	.16	(.09)	—	(.09)	14.94	1.08*	10	.11*	.60*	32
Class Y
January 31, 2022**	$15.39	.12	(.49)	(.37)	(.12)	(.27)	(.39)	$14.63	(2.47)*	$68,907	.29* c	.81*	12*
July 31, 2021	15.35	.29	.43	.72	(.30)	(.38)	(.68)	15.39	4.82	58,762	.62[c,e]	1.87	78
July 31, 2020	15.40	.39	.28	.67	(.40)	(.32)	(.72)	15.35	4.47	44,668	.64[c,d]	2.59	42
July 31, 2019	14.94	.44	.62	1.06	(.44)	(.16)	(.60)	15.40	7.34	46,574.58		2.98	38
July 31, 2018	15.17	.48	(.23)	.25	(.48)	—	(.48)	14.94	1.66	52,804.56		3.14	32
July 31, 2017	15.73	.51	(.56)	(.05)	(.51)	—	(.51)	15.17	(.26)	47,696.56		3.36	31

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

38 Strategic Intermediate Municipal Fund	Strategic Intermediate Municipal Fund 39

Financial highlights cont.

Before August 28, 2020, the fund was managed with a materially different investment strategy and may have achieved materially different performance results under its current strategy from that shown for periods before this date.

* Not annualized.

** Unaudited.

† For the period May 22, 2018 (commencement of operations) to July 31, 2018.

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

c Includes interest and fee expense associated with borrowings which amounted to (for each class):

Percentage of average net assets
January 31, 2022	0.01%
July 31, 2021	0.02
July 31, 2020	0.02

d Includes one-time proxy costs of 0.05%.

e Includes one-time proxy costs of 0.02%.

The accompanying notes are an integral part of these financial statements.

40 Strategic Intermediate Municipal Fund

Notes to financial statements 1/31/22 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from August 1, 2021 through January 31, 2022.

Putnam Strategic Intermediate Municipal Fund (the fund) is a diversified series of Putnam Tax-Free Income Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek as high a level of current income exempt from federal income tax as Putnam Management believes is consistent with preservation of capital. The fund invests mainly in bonds that pay interest that is exempt from federal income tax (but that may be subject to federal alternative minimum tax (AMT)). The fund normally maintains an average dollar-weighted maturity between three and ten years. The fund may invest broadly in municipal bonds of any duration (a measure of the sensitivity of a bond’s price to interest rate changes), maturity and credit quality although the bonds the fund invests in are mainly investment-grade in quality. The fund may also invest in investments that are below-investment-grade (sometimes referred to as “junk bonds”), which may be considered speculative. Under normal circumstances, the fund invests at least 80% of the fund’s net assets in tax-exempt investments. Investments paying interest subject to the federal AMT for individuals are considered tax-exempt investments for purposes of this policy. This investment policy cannot be changed without the approval of the fund’s shareholders. The fund may invest up to 20% of its net assets in securities the income on which is subject to federal income tax and may invest without limit in investments the income on which is subject to the AMT. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class R6 and class Y shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A shares are sold with a maximum front-end sales charge of 4.00%. Class A shares generally are not subject to a contingent deferred sales charge, and class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately eight years. The expenses for class A, class B and class C shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B and class C shares, but do not bear a distribution fee, and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the

Strategic Intermediate Municipal Fund 41

reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis.

42 Strategic Intermediate Municipal Fund

Securities purchased or sold on a when-issued or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Futures contracts The fund uses futures contracts for hedging treasury term structure risk and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, for hedging inflation, for gaining exposure to inflation and for hedging and gaining exposure to interest rate and term structure risk.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Strategic Intermediate Municipal Fund 43

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $368,373 on open derivative contracts subject to the Master Agreements. Collateral pledged by the fund at period end for these agreements totaled $120,988 and may include amounts related to unsettled agreements.

Tender option bond transactions The fund may participate in transactions whereby a fixed-rate bond is transferred to a tender option bond trust (TOB trust) sponsored by a broker. The TOB trust funds the purchase of the fixed rate bonds by issuing floating-rate bonds to third parties and allowing the fund to retain the residual interest in the TOB trust’s assets and cash flows, which are in the form of inverse floating rate bonds. The inverse floating rate bonds held by the fund give the fund the right to (1) cause the holders of the floating rate bonds to tender their notes at par, and (2) to have the fixed-rate bond held by the TOB trust transferred to the fund, causing the TOB trust to collapse. The fund accounts for the transfer of the fixed-rate bond to the TOB trust as a secured borrowing by including the fixed-rate bond in the fund’s portfolio and including the floating rate bond as a liability in the Statement of assets and liabilities. At the close of the reporting period, the fund’s investments with a value of $9,133,103 were held by the TOB trust and served as collateral for $5,012,998 in floating-rate bonds outstanding. For the reporting period ended, the fund incurred interest expense of $1,936 for these investments based on an average interest rate of 0.08%.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $311,987,712, resulting in gross unrealized appreciation and depreciation of $10,312,988 and $6,516,319, respectively, or net unrealized appreciation of $3,796,669.

44 Strategic Intermediate Municipal Fund

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.590%	of the first $5 billion,	0.390%	of the next $50 billion,
0.540%	of the next $5 billion,	0.370%	of the next $50 billion,
0.490%	of the next $10 billion,	0.360%	of the next $100 billion and
0.440%	of the next $10 billion,	0.355%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.212% of the fund’s average net assets.

Putnam Management has contractually agreed, through November 30, 2022, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

Strategic Intermediate Municipal Fund 45

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$63,122	Class R6	230
Class B	60	Class Y	20,069
Class C	3,352	Total	$86,833

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $128 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $199, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$262,729
Class B	1.00%	0.85%	848
Class C	1.00%	1.00%	55,801
Total			$319,378

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $8,309 from the sale of class A shares and received $10 and $7 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $989 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$63,790,581	$32,085,915
U.S. government securities (Long-term)	—	—
Total	$63,790,581	$32,085,915

46 Strategic Intermediate Municipal Fund

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	SIX MONTHS ENDED 1/31/22		YEAR ENDED 7/31/21
Class A	Shares	Amount	Shares	Amount
Shares sold	1,020,415	$15,517,184	1,613,430	$24,607,385
Shares issued in connection with
reinvestment of distributions	307,237	4,605,591	501,817	7,605,693
	1,327,652	20,122,775	2,115,247	32,213,078
Shares repurchased	(931,102)	(14,087,699)	(2,833,977)	(43,206,842)
Net increase (decrease)	396,550	$6,035,076	(718,730)	$(10,993,764)

	SIX MONTHS ENDED 1/31/22		YEAR ENDED 7/31/21
Class B	Shares	Amount	Shares	Amount
Shares sold	33	$488	1,524	$23,065
Shares issued in connection with
reinvestment of distributions	205	3,081	838	12,703
	238	3,569	2,362	35,768
Shares repurchased	(8,198)	(125,123)	(32,202)	(491,721)
Net decrease	(7,960)	$(121,554)	(29,840)	$(455,953)

	SIX MONTHS ENDED 1/31/22		YEAR ENDED 7/31/21
Class C	Shares	Amount	Shares	Amount
Shares sold	72,912	$1,114,937	124,056	$1,899,650
Shares issued in connection with
reinvestment of distributions	14,309	215,015	30,873	468,892
	87,221	1,329,952	154,929	2,368,542
Shares repurchased	(104,075)	(1,586,628)	(457,364)	(6,968,419)
Net decrease	(16,854)	$(256,676)	(302,435)	$(4,599,877)

	SIX MONTHS ENDED 1/31/22		YEAR ENDED 7/31/21
Class R6	Shares	Amount	Shares	Amount
Shares sold	18,724	$285,593	27,391	$420,280
Shares issued in connection with
reinvestment of distributions	1,619	24,283	1,835	27,858
	20,343	309,876	29,226	448,138
Shares repurchased	(5,899)	(90,001)	(3,772)	(57,645)
Net increase	14,444	$219,875	25,454	$390,493

Strategic Intermediate Municipal Fund 47

	SIX MONTHS ENDED 1/31/22		YEAR ENDED 7/31/21
Class Y	Shares	Amount	Shares	Amount
Shares sold	1,563,783	$23,820,157	1,780,314	$27,253,031
Shares issued in connection with
reinvestment of distributions	106,810	1,603,234	123,307	1,871,614
	1,670,593	25,423,391	1,903,621	29,124,645
Shares repurchased	(779,229)	(11,859,687)	(996,088)	(15,146,131)
Net increase	891,364	$13,563,704	907,533	$13,978,514

At the close of the reporting period, Putnam Investments, LLC owned 792 class R6 shares of the fund (1.19% of class R6 shares outstanding), valued at $11,587.

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 7/31/21	cost	proceeds	income	of 1/31/22
Putnam Short Term
Investment Fund*	$27,436,292	$52,411,904	$46,970,216	$17,701	$32,877,980
Total Short-term
investments	$27,436,292	$52,411,904	$46,970,216	$17,701	$32,877,980

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. The transition process might lead to increased volatility and illiquidity in markets that rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of related transactions, such as hedges. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur at any time.

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as Covid–19. The outbreak of Covid–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of Covid–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

48 Strategic Intermediate Municipal Fund

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Futures contracts (number of contracts)	100
OTC total return swap contracts (notional)	$23,900,000
Centrally cleared total return swap contracts (notional)	$10,200,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Interest rate contracts	Receivables	$883,365*	Payables	$894,415
Total		$883,365		$894,415

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as hedging
instruments under ASC 815	Futures	Swaps	Total
Interest rate contracts	$347,561	$(917,605)	$(570,044)
Total	$347,561	$(917,605)	$(570,044)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as hedging
instruments under ASC 815	Futures	Swaps	Total
Interest rate contracts	$371,002	$50,272	$421,274
Total	$371,002	$50,272	$421,274

Strategic Intermediate Municipal Fund 49

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Barclays			Morgan
	Capital, Inc.			Stanley & Co.
	(clearing		JPMorgan	International
	broker)	Citibank, N.A.	Securities LLC	PLC	Total
Assets:
OTC Total return swap contracts*#	$—	$442,044	$—	$83,998	$526,042
Centrally cleared total return	—	—	—	—	—
swap contracts§
Futures contracts§	—	—	308	—	308
Total Assets	$—	$442,044	$308	$83,998	$526,350
Liabilities:
OTC Total return swap contracts*#	—	681,209	—	213,206	894,415
Centrally cleared total return	49,036	—	—	—	49,036
swap contracts§
Futures contracts§	—	—	3,164	—	3,164
Total Liabilities	$49,036	$681,209	$3,164	$213,206	$946,615
Total Financial and Derivative	$(49,036)	$(239,165)	$(2,856)	$(129,208)	$(420,265)
Net Assets
Total collateral received (pledged)†##	$—	$—	$—	$(120,988)
Net amount	$(49,036)	$(239,165)	$(2,856)	$(8,220)
Controlled collateral received (including
TBA commitments)**	$—	$—	$—	$—	$—
Uncontrolled collateral received	$—	$—	$—	$—	$—
Collateral (pledged) (including TBA
commitments)**	$—	$—	$—	$(120,988)	$(120,988)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

**Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

##Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts and centrally cleared swap contracts, which is not included in the table above, amounted to $212,979 and $127,987, respectively.

50 Strategic Intermediate Municipal Fund

Note 9: New accounting pronouncements

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2020–04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020–04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. The discontinuation of LIBOR was subsequently extended to June 30, 2023. ASU 2020–04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management expects that the adoption of the guidance will not have a material impact on the fund’s financial statements.

Strategic Intermediate Municipal Fund 51

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

52 Strategic Intermediate Municipal Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Richard T. Kircher
Putnam Investment	Kenneth R. Leibler, Chair	Vice President and BSA
Management, LLC	Liaquat Ahamed	Compliance Officer
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Martin Lemaire
	Katinka Domotorffy	Vice President and
Investment Sub-Advisor	Catharine Bond Hill	Derivatives Risk Manager
Putnam Investments Limited	Paul L. Joskow
16 St James’s Street	George Putnam, III	Susan G. Malloy
London, England SW1A 1ER	Robert L. Reynolds	Vice President and
	Manoj P. Singh	Assistant Treasurer
Marketing Services	Mona K. Sutphen
Putnam Retail Management		Alan G. McCormack
Limited Partnership	Officers	Vice President and
100 Federal Street	Robert L. Reynolds	Derivatives Risk Manager
Boston, MA 02110	President
Denere P. Poulack
Custodian	James F. Clark	Assistant Vice President,
State Street Bank	Vice President, Chief Compliance	Assistant Clerk, and
and Trust Company	Officer, and Chief Risk Officer	Assistant Treasurer

Legal Counsel	Nancy E. Florek	Janet C. Smith
Ropes & Gray LLP	Vice President, Director of	Vice President,
	Proxy Voting and Corporate	Principal Financial Officer,
	Governance, Assistant Clerk,	Principal Accounting Officer,
	and Assistant Treasurer	and Assistant Treasurer

	Michael J. Higgins	Stephen J. Tate
	Vice President, Treasurer,	Vice President and
	and Clerk	Chief Legal Officer

	Jonathan S. Horwitz	Mark C. Trenchard
	Executive Vice President,	Vice President
Principal Executive Officer,
and Compliance Liaison

This report is for the information of shareholders of Putnam Strategic Intermediate Municipal Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Tax Free Income Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: March 30, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: March 30, 2022

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: March 30, 2022